Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Forward Industries, Inc. (the “Company”) on Form 10-K for the fiscal year ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof, I, Terence Wise, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Terence Wise
Terence Wise Chief Executive Officer (Principal Executive Officer)

Dated: December 27, 2024

In connection with the annual report of Forward Industries, Inc. (the “Company”) on Form 10-K for the fiscal year ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof, I, Kathleen Weisberg, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kathleen Weisberg
Kathleen Weisberg Chief Financial Officer (Principal Financial Officer)

Dated: December 27, 2024